                                                                   Exhibit 10.53

                                   AMENDMENT
                        GZA INVESTMENT ASSOCIATES TRUST

    The undersigned, being cumulatively the holders of two-thirds (2/3) of the issued and outstanding beneficial interests of the GZA Investment Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 and recorded at Book 5887, Page 95 of the Plymouth County Registry of Deeds ("the Declaration"), do hereby amend the Declaration, pursuant to the power and authority granted to the beneficiaries pursuant to Section 5 thereof, as follows:

    1. The provisions of Section 7 of the Declaration which prohibit "the sale, assignment or transfer of any beneficial interest in the Trust [by any beneficiary], except to another beneficiary or to his or her issue or to the executor, administrator, heirs or legatees of a deceased holder", without first offering such beneficial interest to other beneficiaries, are hereby waived, released and made inapplicable with respect to the sale, transfer and assignment by the undersigned of their respective beneficial interests to GZA GeoEnvironmental, Inc. pursuant to their respective Purchase and Sale
Agreements made and entered into as of    *    (SEE BELOW)           1996
                                          ----------------------
("the Transactions").

* February 9, 1996 (Joseph D. Guertin), February 13, 1996 (Steven J. Trettel), February 20, 1996 (John E. Ayres), and June 25, 1996 (Donald T. Goldberg)

    2. The Transactions are hereby authorized, ratified and affirmed notwithstanding said provisions of Section 7 of the Declaration which have been made inapplicable pursuant to this Amendment.

    3. The provisions of this Amendment shall not be applicable to any other transaction relating to any person who is not a party to the Transactions and no such person may claim any benefit, waiver or release of any of the provisions of the Declaration as a result of this Amendment.

    4. Any party to the Transactions may, and is hereby authorized to, record an original counterpart of this Amendment in any Registry of Deeds where the Declaration is recorded.

     EXECUTED as of the 25th day of June, 1996 by and among the undersigned beneficiaries of the Trust.


 /s/                                     /s/
- ----------------------------------      ----------------------------------------
JOHN E. AYRES                           JOSEPH D. GUERTIN

 /s/                                     /s/
- ----------------------------------      ----------------------------------------
STEVEN J. TRETTEL                       DONALD T. GOLDBERG


     Then personally appeared the above-named JOHN E. AYRES, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         /s/
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

     Then personally appeared the above-named JOSEPH D. GUERTIN, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         /s/
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

     Then personally appeared the above-named STEVEN J. TRETTEL, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         /s/
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

     Then personally appeared the above-named DONALD T. GOLDBERG, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                         /s/
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



                                       26